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                                  EXHIBIT 99.1
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                                FOUNDERS' BANK
                        PREFERRED STOCK REVOCABLE PROXY
                (Solicited on Behalf of the Board of Directors)

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         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 1997


     The undersigned, hereby revoking any proxy previously given, hereby constitutes and appoints John J. Cunningham, III and Robert F. Whalen and each or any of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of Founders' Bank that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Founders' Bank to be held at the Bank, 101 Bryn Mawr Avenue, Bryn Mawr, Pennsylvania, on Wednesday, June 25, 1997, at 5:30 p.m., and at any adjournment thereof, in the manner indicated herein and in accordance with the judgment of said proxies on any other business that may come before the Annual Meeting, all as set forth in the Notice of Annual Meeting and accompanying proxy statement, receipt of which the undersigned hereby acknowledges. This proxy may be revoked at any time prior to its exercise.

1. Approval of the Agreement and Plan of Affiliation dated as of the 11th day of February, 1997 (the "Merger Agreement") by and among Susquehanna Bancshares, Inc., Susquehanna Interim Bank and Founders' Bank, and the transactions contemplated thereby.

        [-]  For            [-]  Against            [-]  Abstain


2. Adjournment of the Meeting to a later date, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Meeting to constitute a quorum or to approve or disapprove the Merger Agreement.

        [-]  For            [-]  Against            [-]  Abstain


   The Board of Directors recommends a vote "FOR" each of the listed items.
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     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (A) AS DIRECTED HEREIN
OR, IF NO DIRECTION IS GIVEN, "FOR" ITEMS 1 AND 2 AND (B) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                            (Signature) _________________________________
Number of Shares
held of record as of                  (Signature) _______________________
May 15, 1997 shown
on label affixed below                Dated: ___________________________, 1997

                                      Please date and sign by or on behalf
                                      of the stockholder shown on the label.
                                      When shares are held jointly, each holder
                                      should sign. When signing as attorney,
                                      executor, administrator, trustee or
                                      guardian, please give full title as such.
PLEASE VOTE, SIGN,                    If a corporation, please sign in full
DATE AND RETURN THIS                  corporate name by President or other
PROXY PROMPTLY USING                  authorized officer.  If a partnership,
THE ENCLOSED ENVELOPE                 please sign in partnership name by
                                      authorized person.

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                                FOUNDERS' BANK
                         COMMON STOCK REVOCABLE PROXY
                (Solicited on Behalf of the Board of Directors)

         -------------------------------------------------------------

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 1997


     The undersigned, hereby revoking any proxy previously given, hereby constitutes and appoints John J. Cunningham, III and Robert F. Whalen and each or any of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of Founders' Bank that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Founders' Bank to be held at the Bank, 101 Bryn Mawr Avenue, Bryn Mawr, Pennsylvania, on Wednesday, June 25, 1997, at 5:30 p.m., and at any adjournment thereof, in the manner indicated herein and in accordance with the judgment of said proxies on any other business that may come before the Annual Meeting, all as set forth in the Notice of Annual Meeting and accompanying proxy statement, receipt of which the undersigned hereby acknowledges. This proxy may be revoked at any time prior to its exercise.

1.     ELECTION OF DIRECTORS

                                         Nominees

John J. Cunningham, III    Robert J. Mailey       Anne M. Reimel

Charles E. Dolaway, III    Thomas O. Melvin       Phillip J. Walter, Jr.

Henry Faulkner, III        Julian V. Miraglia     Martin F. Whalen

George F. Harlan, III      Patrick J. O'Connor    Robert F. Whalen

                           Carl A. Posse

     [ ] For all nominees listed above, except as marked to the contrary by crossing out the name of particular nominee(s).
         Instructions:  To withhold authority to vote for an
         ------------
         individual nominee, cross out the name of that nominee above.

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. Approval of the Agreement and Plan of Affiliation dated as of the 11th day of February, 1997 (the "Merger Agreement") by and among Susquehanna Bancshares, Inc., Susquehanna Interim Bank and Founders' Bank, and the transactions contemplated thereby.

        [ ]  For       [ ]  Against      [ ]  Abstain

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3.   Adjournment of the Meeting to a later date, if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Meeting to constitute a quorum or to approve or disapprove the Merger Agreement.


        [ ]  For         [ ]  Against          [ ]  Abstain

   The Board of Directors recommends a vote "FOR" each of the listed items.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (A) AS DIRECTED HEREIN OR, IF NO DIRECTION IS GIVEN, "FOR" THE NOMINEES FOR DIRECTORS LISTED ABOVE IN
ITEM 1 AND "FOR" ITEMS 2 AND 3 AND (B) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                            (Signature) _________________________________
Number of Shares
held of record as of                  (Signature) _______________________
May 15, 1997 shown
on label affixed below                Dated: ___________________________, 1997

                                 Please date and sign by or on behalf
                                 of the stockholder shown on the label.
                                 When shares are held jointly, each holder
                                 should sign. When signing as attorney,
                                 executor, administrator, trustee or guardian,
                                 please give full title as such.  If a
PLEASE VOTE, SIGN,               corporation, please sign in full corporate
DATE AND RETURN THIS             name by President or other authorized
PROXY PROMPTLY USING             officer.  If a partnership, please sign in
THE ENCLOSED ENVELOPE            partnership name by authorized person.